Exhibit 10.14

FORM OF

UNIT SUBSCRIPTION AGREEMENT

WESTERN MAGNESIUM CORPORATION (the “Issuer”)

THIS DOCUMENT CONTAINS A NUMBER OF FORMS REQUIRED BY SECURITIES LEGISLATION AND POLICIES, SOME OF WHICH YOU MUST COMPLETE AND OTHERS YOU NEED NOT DEPENDING ON A NUMBER OF FACTORS. PLEASE READ THE FOLLOWING GUIDE CAREFULLY AS IT WILL ASSIST YOU IN COMPLETING THIS SUBSCRIPTION AGREEMENT CORRECTLY.

STEP 1 Enter the number of Units you are purchasing, and your name, address and telephone number and sign this document on pages 1 and 2.

STEP 2 Please complete the Registration and Delivery Instructions on page 1 if your Units are to be registered or delivered differently from your name and address on page1.

STEP 3 All Subscribers must complete “Information Regarding the Subscriber” appearing on page 1 and 2.

STEP 4 If you are a resident of Canada and an “Accredited Investor” as defined in National Instrument 45-106 or Securities Act (Ontario) (generally a high net worth or high income investor), you must complete and sign Schedule A – Accredited Investor Certificate and Schedule B - Accredited Investor – Risk Acknowledgement if you are an individual.

STEP 5 If you are a resident of Canada, not an individual, and are purchasing $150,000 of more Units, please complete and sign Schedule C – Minimum Amount Investment Status Certificate.

STEP 6 If you are a resident in an International Jurisdiction other than in the United States, please contact your legal counsel for an exemption from registration available to you in your home jurisdiction. Please complete and sign Schedule B – “Accredited Investor Certificate” if you are an “Accredited Investor” and the Appendix 2 attached to Schedule B if you are an individual.

STEP 7 If you are subscribing in the United States or are a U.S. Person (as defined in Regulation S under the U.S. Securities Act of 1933, as amended) you must be a U.S. fiduciary excluded from the definition of “U.S. Person” pursuant to Rule 902(k) (2) (i) of Regulation S or an “Accredited Investor” under U.S. law – please complete and sign Schedule D – “U.S. Purchaser Certificate”.

STEP 8 If you are not an individual (that is, a corporation, partnership, trust or other entity) or is a portfolio manager and you do not have a current Corporate Placee Registration Form on file with the TSX Venture Exchange (the “Exchange”), you must complete and sign Schedule E – Exchange Corporate Placee Registration Form.

Please fax or email completed forms and deliver subscription funds to the Issuer’s head office at:

Western Magnesium Corporation

580 Hornby Street, Suite 900 Vancouver, BC V6C 3B6

Attention: Karim Alameddine, Corporate Secretary

T: +1 (604) 423-2709

E: kalameddine@westmagcorp.com

Funds may be paid by certified cheque or bank draft payable to “Western Magnesium Corporation” or wired as detailed below. All monetary amounts herein are in Canadian dollars.

Wire Transfer Instructions:

Beneficiary Name:	Western Magnesium Corporation
Beneficiary Address:	580 Hornby Street, Suite 900, Vancouver, BC V6C 3B6
Beneficiary Bank:	Bank of America
SWIFT #	BOFAUS3N
ABA #	026009593
Bank Account Number:

EQUITY UNIT OFFERING TERM SHEET

WESTERN MAGNESIUM CORPORATION

The following is a summary of the basic terms and conditions of a proposed unit financing of Western Magnesium Corporation, a British Columbia corporation (the “Issuer”).

This term sheet is for discussion purposes only and is not binding on Issuer or the Investors (as defined below), nor is Issuer or any of the Investors obligated to consummate the unit financing until a subscription agreement has executed by Issuer and the Investors.

Issuer:	Western Magnesium Corporation

About:	The Issuer is a Delaware corporation.

The Issuer is a publicly traded company with its shares listed on the TSX Venture Exchange (“TSX-V”) under the symbol “WMG.V”, OTCQB market under the symbol “MLYF” and on Frankfurt exchange under the symbol “M1V”.

The Issuer is principally engaged in the acquisition, exploration and development of interests in mineral resource projects in Canada and the USA.

The Issuer’s goal is to be a low-cost producer of green, primary magnesium metal, a strategic commodity prized for its strength and light weight. The Issuer is researching the use a continuous silicothermic process to produce magnesium, which it believes will significantly reduce labor and energy costs relative to current methods and processes, while being environmentally friendly.

Offering:	[__] Units (the “Units”). Each Unit shall consist of one Common Share in the Issuer and one Common Share Purchase Warrant (“Warrant”). Each whole Warrant shall be exercisable into one additional Common Share of the Issuer (“Warrant Share”) for a period of twelve (12) months from the Closing Date at an exercise price of CAD [__] per Warrant Share.

Financing Amount:	Up to [__] Canadian Dollars ($[__]).

Issue Price:	CAD [__] per Unit.

Offering Jurisdictions:	Canada, except Quebec, and such other jurisdictions as the Corporation may deem advisable, subject to regulatory requirements.

Qualification for Subscription:

The Offering is made to accredited investors within the meaning of National Instrument 45-106 in the Offering Jurisdictions and pursuant to other applicable registration and prospectus exemptions in identified jurisdictions.

Closings:	The Issuer may close the sale of the Units in one or more closings with one or more purchasers of the Units (the “Investors”).

Eligibility:	Eligible for RRSP, RESP, RRIF and DPSP Accounts.

Use of Funds:	Proceeds will be utilized for working capital purposes

Fees and Expenses:	The parties shall pay their own expenses and legal fees in connection with this Offering.

Hold Period:	The Units and underlying securities will be subject to a statutory hold period in Canada for a period of four months and one day from the Closing Date. The Units and underlying securities may also be subject to statutory hold periods that apply in the home jurisdictions of subscribers resident outside of Canada.

Governing Law:	This Offering shall be governed by the laws of the Province of British Columbia and the federal laws applicable therein.

Western Magnesium Corporation Term Sheet - Equity Unit Offering 2021 i

Subscription Agreement

To: Western Magnesium Corporation

The undersigned (the "**Subscriber**") has irrevocably subscribes for and agrees to purchase from Western Magnesium Corporation ("**WMC**" or the "**Issuer**") that number of units of the Issuer (the "**Units**") set out below at a price of CAD [__] per Unit (the "**Subscription Price**"). Each Unit is comprised of one common share of the Issuer and one nontransferable common share purchase warrant. Each whole Warrant entitling the holder to purchase one additional common share at an exercise price of CAD 0.30 per Warrant Share until 5:00 p.m. (Pacific time) on the date that is 12 months from the Closing Date of the Offering.

Section 1 – Purchase Amount

Number of Units Purchased	Total Purchase Price (CAD [ ] per Unit)
____________________	____________________

Section 2 – Subscriber Information

Subscriber Type (√ one): ☐ **Individual** ☐ **Joint** ☐ **Corporation/Trust/Other**

Full Name of Subscriber (or joint Subscribers or entity, if applicable) | **Main Telephone #** | **SIN or Business #**

Full Name and Title of Authorized Signatory (if applicable) | **Email Address**

Address for Mailing Purposes (street, city, province and postal code)

Name of Contact Person (if Subscriber is not an individual): ____________________

Section 3 – Registration Instructions ☐ **Same as Above** ☐ **Different than Section 2** (as below)

Name and Account Registration Information (if applicable) | **Email Address/Contact Name**

Address (street, city, province and postal code)

____

Section 4 – Delivery Instructions* ☐ **Same as Above** ☐ **Different than Section 2 or 3** (as below)

Name | **Email Address/Contact Name**

Address (street, city, province and postal code)

Telephone Number

____

* Common shares will be delivered by DRS unless instructed otherwise.

Section 5 – Information Regarding the Subscriber (√ check appropriate box)

Present Ownership of Securities. The Subscriber either:

☐ owns directly or indirectly, or exercises control or direction over, no common shares in the capital stock of the Issuer or securities convertible into common shares in the capital stock of the Issuer;

OR

☐ owns directly or indirectly, or exercises control or direction over________________common shares in the capital stock of the Issuer and convertible securities entitling the Subscriber to acquire an additional __________ common shares in the capital stock of the Issuer

Insider. The Subscriber either:

☐ is an "Insider" of the Issuer, as defined by the policies of the Exchange; **OR**

☐ is not an Insider of the Issuer.

Registrant Status. The Subscriber either:

- ☐ is a person registered or required to be registered under the *Securities Act* (British Columbia); **OR**
- ☐ is not a person registered or required to be registered under the *Securities Act* (British Columbia).

Section 6 – Qualification for Securities Exemption (√ check and complete applicable Schedule(s))

The Subscriber represents and certifies:

- ☐ Subscriber, other than a U.S. Person:
  - ☐ is resident in Canada and an "**Accredited Investor**" as defined in NI 45-106, and has completed ***Accredited Investor Certificate*** in Schedule A to this Subscription Agreement to confirm the specific category(ies) under which the Subscriber qualifies an Accredited Investor; **AND** has completed the ***Accredited Investor – Risk Acknowledgement Form*** in Schedule B, if the Subscriber is an individual who qualifies as an Accredited Investor under paragraphs (j), (j.1), (k) or (l) of Schedule B; **OR**
  - ☐ is a resident of Canada, is not an individual, and is purchasing Units with a minimum investment value of $150,000 in each underlying company, **AND** has completed the ***Minimum Amount Investment Status Certificate*** in Schedule C; **OR**
  - ☐ is resident in an International Jurisdiction and is purchasing the Units pursuant to exemptions from any prospectus, registration or similar requirements under the laws of that International Jurisdiction and or, if such is not applicable, the Subscriber is permitted to purchase the Units, and the Issuer has no filing obligations in the International Jurisdiction; **OR**
- ☐ If Subscriber is a U.S. Person,, Subscriber is an "**Accredited Investor**" as defined under Regulation D, Rule 506 of the United States *Securities Act of 1933* **AND** has completed *Accredited Investor Certificate* in Schedule D to this Subscription Agreement to confirm the specific category(ies) under which the Subscriber qualifies an Accredited Investor.

Section 7 – Subscriber's Signature and Consent (√ check consent and sign)

☐ By executing this Subscription Agreement, the Subscriber is consenting (on his/her own behalf and, if applicable, on behalf of the beneficial purchaser for whom you are contracting), to the collection, use and disclosure of personal information.*

Subscriber Signature	**Witness Signature**
X ______________________	X ______________________

Section 8 – Acceptance by Issuer

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this "**Agreement**") as of the _____ day of__________________, 2021 (the "**Closing Date**").

Western Magnesium Corporation

X ______________________

Per: Authorized Signatory

NOTE: * The information collected herein will be used by the Issuer in determining whether the Subscriber meets the requirements for the applicable prospectus exemptions, for making certain filings with the TSX Venture Exchange and other applicable regulatory authorities and for meeting its requirements under securities legislation with respect to the mailing of continuous disclosure materials of the Issuer to the Subscriber. By signing this Agreement, the Subscriber hereby consents to the collection and use of all of the Subscriber's personal information contained herein by the Issuer for the above referenced purposes.

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SCHEDULE A

ACCREDITED INVESTOR CERTIFICATE

To: Western Magnesium Corporation (the “Issuer”)

In connection with the purchase by the undersigned Subscriber of the units of the Issuer, the Subscriber, on its own behalf and on behalf of each of the beneficial purchasers for whom the Subscriber is acting, hereby represents, warrants, covenants and certifies to the Issuer (and acknowledges that the Issuer and its counsel are relying thereon) that:

(a)	the Subscriber is acquiring the Subscriber’s units as principal for its own account and not for the benefit of any other person;

(a)	the Subscriber, or each of the beneficial purchasers for whom the Subscriber is acting, is an “Accredited Investor” within the meaning of NI 45-106 on the basis that the undersigned fits within the category of an “Accredited Investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category; and

(b)	upon execution of this Schedule A by the Purchaser, this Schedule A shall be incorporated into and form a part of the Subscription Agreement.

Part 1: Accredited Investor (defined in NI 45-106)

1.	the Purchaser is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, and

2.	the Purchaser is an “Accredited Investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion below (YOU MUST: (1) INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE(S) BELOW, AND (2) IF YOU SELECT ANY OF CATEGORIES 1(d), 1(f) or 1(g) BELOW, MUST ALSO COMPLETE AND SIGN SCHEDULE B TO THIS SUBSCRIPTION AGREEMENT) (see certain guidance with respect to accredited investors below):

[ ]	(a)	except in Ontario, a Canadian financial institution or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

[ ]	(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

[ ]	(c)	except in Ontario, a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

[ ]	(d)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

[ ]	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (i),

[ ]	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

[ ]	(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada,

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[ ]	(g)	except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Quebec,

[ ]	(h)	except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

[ ]	(i)	except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

[ ]	(j)

an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000, (YOU MUST ALSO COMPLETE AND SIGN SCHEDULE B),

[ ]	(j.1)

an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000, (YOU MUST ALSO COMPLETE AND SIGN SCHEDULE “B”),

[ ]	(k)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year, (YOU MUST ALSO COMPLETE AND SIGN SCHEDULE “B”),

[ ]	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000, (YOU MUST ALSO COMPLETE AND SIGN SCHEDULE “B”),

[ ]	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (viii),

[ ]	(n)	an investment fund that distributes or has distributed its securities only to:

(a)	a person that is or was an accredited investor at the time of the distribution,

(b)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(c)	a person described in paragraph 1(1) or 1(2) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

[ ]	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

[ ]	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

[ ]	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

[ ]	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

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[ ]	(s)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph 1(a) in form and function, or

[ ]	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors.

[ ]	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

[ ]	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor, or

[ ]	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse

Part 2: Accredited Investor (defined in section 73.3(1) of the Securities Act (Ontario)):

For Ontario residents only.

The Subscriber hereby confirms and certifies to the Issuer that the Subscriber is purchasing the Units as principal and that the Subscriber is an “Accredited Investor” as defined in the Securities Act (Ontario) and is: [check appropriate boxes]

[ ]	(a)	a financial institutional listed in Schedule I, II or III of the Bank Act (Canada), an association to which the Cooperative Credit Association Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act, or a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be,

[ ]	(b)	the Business Development Bank of Canada,

[ ]	(c)	a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

[ ]	(d)	a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,

[ ]	(e)	the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly-owned entity of the Government of Canada or of the government of a province or territory of Canada,

[ ]	(f)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Quebec,

[ ]	(g)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

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[ ]	(h)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada, or

[ ]	(i)	A person or company that is recognized or designated by the Ontario Securities Commission as an accredited investor.

Part 3: Definitions

3.	For the purposes hereof, the following definitions are included for convenience:

(a)	“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)	“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland, Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds:

(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(c)	“eligibility adviser” means

(i)	a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(e)	“executive officer” means, for an issuer, an individual who is

(i)	a chair, vice-chair or president,
(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,
(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or
(iv)	performing a policy-making function in respect of the issuer;

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(f) “financial assets” means cash, securities, or any a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g) “founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the trade is actively involved in the business of the issuer;

(h) “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(i) “investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

(j)	“person” includes

(i)	an individual,
(ii)	a corporation,
(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and
(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

except in Ontario where “person” means

(i)	an individual,
(ii)	a partnership,
(iii)	an unincorporated association,
(iv)	an unincorporated syndicate,
(v)	an unincorporated organization,
(vi)	a trust,
(vii)	an executor,
(viii)	an administrator, and
(ix)	a legal representative;

(k) “related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

(l)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(m) “spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(n) “subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

4.	In NI 45-106, and this Schedule A, a person or trust is considered to be an affiliated entity of another person or trust if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or trust, or if each of them is controlled by the same person or trust.

5.	In NI 45-106, and this Schedule A, a person (first person) is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

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Part 4: Guidance on Accredited Investor Exemption

1.	Guidance on Accredited Investor Exemptions for Individuals

An individual accredited investor is an individual:

(a)	who, either alone or with a spouse, beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that. before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $1,000,000;

(b)	whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(c)	who, either alone or with a spouse, has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000; and

(d)	who beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that, before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $5,000,000.

The monetary thresholds above are intended to create bright-line standards. Subscribers who do not satisfy these monetary thresholds do not qualify as accredited investors.

Spouses

Sections (a), (b) and (c) above are designed to treat spouses as a single investing unit, so that either spouse qualifies as an accredited investor if the combined financial assets of both spouses exceed $1,000,000, the combined net income of both spouses exceeds $300,000, or the combined net assets of both spouses exceed

$5,000,000. Section (d) above does not treat spouses as a single investing unit.

If the combined net income of both spouses does not exceed $300,000, but the net income of one of the spouses exceeds $200,000, only the spouse whose net income exceeds $200,000 qualifies as an accredited investor.

Financial Assets and Related Liabilities

For the purposes of Sections (a) and (d) above, “financial assets” means: (1) cash, (2) securities, or (3) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a subscriber’s personal residence is not included in a calculation of financial assets.

The calculation of financial assets must exclude “related liabilities”, meaning: (1) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (2) liabilities that are secured by financial assets.

As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual’s spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual, there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

●	physical or constructive possession of evidence of ownership of the financial asset;

●	entitlement to receipt of any income generated by the financial asset;

●	risk of loss of the value of the financial asset; and

●	the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

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For example, securities held in a self-directed RRSP for the sole benefit of an individual are beneficially owned by that individual.

In general, financial assets in a spousal RRSP can be included for the purposes of the $1,000,000 financial asset test in Section (a) above because Section (a) takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP cannot be included for purposes of the $5,000,000 financial asset test in Section (d) above.

Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly do not meet the beneficial ownership requirements in either Sections (a) or (d) above.

Net Assets

For the purposes of Section (c) above, “net assets” means all of a subscriber’s total assets minus all of the subscriber’s total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets includes the value of a subscriber’s personal residence, and the calculation of total liabilities includes the amount of any liability (such as a mortgage) in respect of the subscriber’s personal residence.

To calculate a subscriber’s net assets under the net asset test, subtract the subscriber’s total liabilities from the subscriber’s total assets. The value attributed to assets should reasonably reflect their estimated fair value. Income tax is considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security to the subscriber by the Company.

2.	Guidance On Accredited Investor Exemptions for Corporations, Trusts and Other Entities

Accredited investors that are corporations, trusts or other entities include:

(a)	a corporation, trust or other entity, other than an investment fund, that has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000 as shown on its most recently prepared financial statements in accordance with applicable generally accepted accounting principles and that has not been created or used solely to purchase or hold securities as an accredited investor;

(b)	a corporation, trust or other entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; and

(c)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Net Assets

For the purposes of Section (a) above, “net assets” means all of the subscriber’s total assets minus all of the subscriber’s total liabilities. The minimum net asset threshold of $5,000,000 specified in Section (a) above must be shown on the entity’s most recently prepared financial statements. The financial statements must be prepared in accordance with applicable generally accepted accounting principles.

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Part 5: Certification

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Effective Date. If any such representations shall not be true and accurate prior to the Effective Date, the undersigned shall give immediate written notice of such fact to the Issuer prior to the Effective Date.

Effective Date:___________

If a corporation, partnership or other entity:	If an Individual:

Signature of Authorized Signatory	Signature

Name and Position of Signatory	Print Name

Name of Purchasing Entity	Jurisdiction of Residence

Jurisdiction of Residence

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SCHEDULE B
ACCREDITED INVESTOR – RISK ACKNOWLEDGEMENT

Form 45-106F9
Form for Individual Accredited Investors

WARNING!

This investment is risky. Do not invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER		
1. About your investment		
Type of securities: **Units. Each unit consisting of one common share and one share purchase warrant.**	Issuer: **Western Magnesium Corporation**	
Purchased from: **WESTERN MAGNESIUM CORPORATION**		
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER		
2. Risk acknowledgement		
This investment is risky. Initial that you understand that:		**Your initials**
Risk of loss – You could lose your entire investment of $_________. *[Instruction: Insert the total dollar amount of the investment.]*		
Liquidity risk – You may not be able to sell your investment quickly – or at all.		
Lack of information – You may receive little or no information about your investment.		
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.		
3. Accredited investor status		
You must meet at least **one** of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.		**Your initials**
Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)		
Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.		

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Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.	
Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)	

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.

First and last name (please print):	
Signature: **X**	Date:

SECTION 5 TO BE COMPLETED BY THE SALESPERSON

5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):	
Telephone:	Email:
Name of firm (if registered):	

SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER

6. For more information about this investment

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1. *This form does not mandate the use of a specific font size or style but the font must be legible.*
2. *The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.*
3. ***THE PURCHASER MUST SIGN THIS FORM. EACH OF THE PURCHASER AND THE ISSUER OR SELLING SECURITY HOLDER MUST RECEIVE A COPY OF THIS FORM SIGNED BY THE PURCHASER. THE ISSUER OR SELLING SECURITY HOLDER IS REQUIRED TO KEEP A COPY OF THIS FORM FOR 8 YEARS AFTER THE DISTRIBUTION.***

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SCHEDULE C

MINIMUM AMOUNT INVESTMENT STATUS CERTIFICATE

To: Western Magnesium Corporation (the “Issuer”)

In connection with the purchase by the undersigned Subscriber of the Units of the Issuer, the Subscriber, on its own behalf and on behalf of each of the beneficial purchasers for whom the Subscriber is acting, hereby represents, warrants, covenants and certifies to the Issuer (and acknowledges that the Issuer and its counsel are relying thereon) that:

(a)	the Subscriber is resident in or subject to the Securities Laws of one of the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Newfoundland and Labrador, Nova Scotia, New Brunswick, Prince Edward Island or the territories of Northwest Territories, Yukon or Nunavut;

(b)	the Subscriber is not an individual as that term is defined in applicable Canadian Securities Laws;

(c)	the Subscriber is purchasing the Subscriber’s Units as principal for its own account and not for the benefit of any other person;

(d)	the Subscriber’s investment in Units must have an acquisition cost to the Subscriber in each underlying company of not less than $150,000, payable in cash on the Closing Date;

(e)	the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the registration and prospectus exemptions provided under Section 2.10 “Minimum Investment Amount” of NI 45 - 106, it pre-existed the Offering of Units pursuant to the Subscription Agreement and has a bona fide purpose other than investment in the Units; and

(f)	upon execution of this Schedule C by the Subscriber, this Schedule C shall be incorporated into and form a part of the Subscription Agreement.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Issuer prior to the Closing Time.

The Subscriber has executed this certificate as of the__________ day of____________ , 2021.

Name of Entity

Type of Entity

Signature of person Signing

Title of person Signing

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SCHEDULE D

U.S. PURCHASER CERTIFICATE

(To be completed by U.S. Purchasers)

Capitalized terms used in this U.S. Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement (the “Subscription Agreement”) between the undersigned, or if the undersigned is purchasing the Units as agent on behalf of a disclosed beneficial subscriber, such beneficial subscriber, as applicable (in either case, the “Subscriber”) and the Issuer to which this Exhibit B is attached.

This Questionnaire applies only to persons that are U.S. Purchasers. A “U.S. Purchaser” is: (a) any U.S. Person, (b) any person purchasing the Units on behalf of any U.S. Person, (c) any person that receives or received an offer of the Units while in the United States, or (d) any person that is in the United States at the time the Subscriber’s buy order was made or the Subscription Agreement was executed or delivered.

The Subscriber understands and agrees that none of the Securities have been or will be registered under the U.S. Securities Act of 1933 (the “1933 Act”), or applicable state, provincial or foreign securities laws, and the Units are being offered and sold to the Subscriber in reliance upon the exemption provided in Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Units or Securities are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D. The Securities offered hereby are not transferable except in accordance with the restrictions described herein.

The Subscriber represents, warrants, and certifies to, and covenants and agrees with, the Issuer (which representations, warranties, covenants, agreements and certifications will survive the Closing), and acknowledges that the Issuer is relying thereon, that:

1.	it is not resident in Canada;

2.	it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

3.	the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

4.	it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

5.	it (a) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (b) has no need for liquidity in an investment in the Securities, and (c) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

6.	if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

_________	a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Units are purchased, but includes (a) any mortgage amount in excess of the home’s fair market value and (b) any mortgage amount that was borrowed during the 60 day period before the Closing Date for the purpose of investing in the Units,

________	a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

_________	a director or executive officer of the Issuer;

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7.	if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

__________	an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of US$5,000,000,

____________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),

___________	a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

___________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 6 of this Questionnaire;

8.	it has not purchased the Units as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

9.	if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless:

(a)	the sale is to the Issuer,

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;

(c)	the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws, or

(d)	the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and

(e)	it has, prior to such sale pursuant to subsection (c) or (d), furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect;

10.	it understands and acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend (in addition to the legends required by Canadian securities laws and the TSX Venture Exchange) in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE WESTERN MAGNESIUM CORPORATION (THE “ISSUER”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

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Delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets. If the Issuer is a “foreign issuer” with no “substantial U.S. market interest” (all within the meaning of Regulation S under the 1933 Act) at the time of sale, a new certificate, which will constitute “good delivery”, will be made available to the purchaser upon provision to the Issuer by the Subscriber of a declaration, together with such other evidence of the availability of an exemption, as the Issuer or its transfer agent may reasonably require.

Certificates representing the Warrants, and all certificates issued in exchange therefor or in substitution thereof, will bear the following legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES INTO WHICH THE SECURITIES REPRESENTED HEREBY ARE EXERCISABLE, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE EXERCISED BY OR ON BEHALF OF A “U.S. PERSON” OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”;

11.	it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities. In particular, no determination has been made whether the Issuer will be a “passive Foreign investment company” within the meaning of Section 1291 of the United States Internal Revenue Code;

12.	it understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards, which differ from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

13.	it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Subscription Agreement;

14.	it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a “U.S. Person” as such term is defined in Regulation S or was in the United States at the time the Securities were offered or the Subscription Agreement was executed;

15.	it understands that the Issuer has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder); and

16.	it understands and acknowledges that the Issuer will cease to be considered a “foreign issuer” as defined in Rule 405 of Regulation under the 1933 Act on the first day of its next fiscal year and is not obligated to remain a foreign issuer until that date should it for instance chose to register under the 1933 Act or the Securities and Exchange Act of 1934.

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The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Units.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Securities and that this Questionnaire is incorporated into and forms part of the Agreement. The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority and acknowledges that such information may be made available to the public under applicable laws.

Dated__________________________, 2021.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

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Appendix “A” to

SCHEDULE “D”

Form of Declaration for Removal of Legend

TO: Registrar and transfer agent for the shares of Western Magnesium Corporation (the “Issuer”)

The undersigned (A) acknowledges that the sale of the________common shares in the capital of the Issuer represented by certificate number____________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer (except solely by virtue of being an officer or director of the Issuer) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the TSX Venture Exchange or a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated:_____________________

X
Signature of individual (if Seller is an individual)

X
Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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Affirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representations of our customer______(the “Seller”) contained in the foregoing Declaration for Removal of Legend, dated_______, 20 , with regard to the sale, for such Seller’s account, of ___________common shares (the “Securities”) of the Issuer represented by certificate number________. We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of the TSX Venture Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Name of Firm

By:
Authorized Signatory

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EXHIBIT E

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

(a)	Name: ________________________________________

(b)	Complete Address: _______________________________________

	(c)	Jurisdiction of Incorporation or Creation: ________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)? ____________________

(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? _____________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)	it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)	it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in________________[jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)	it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

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5.	Acknowledgement - Personal Information and Securities Laws

(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at_____________________________on  ______________________________________

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

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APPENDIX 6B

ACKNOWLEDGEMENT - PERSONAL INFORMATION

TSX Venture Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange (collectively referred to as the “Exchange”) collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

●	to conduct background checks;

●	to verify the Personal Information that has been provided about each individual;

●	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant;

●	to consider the eligibility of the Issuer or Applicant to list on the Exchange;

●	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates;

●	to conduct enforcement proceedings; and

●	to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations service providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b)on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.

The Commissions may indirectly collect the Personal Information under the authority granted to them by securities legislation. The Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of the jurisdiction of each such Commission.

For questions about the collection of Personal Information by the British Columbia Securities Commission, please contact the Administrative Assistant to the Director of Corporate Finance, 12th Floor, 701 West Georgia Street, Box 10142, Vancouver, BC V7Y 1L2, phone: (604) 899-6854.

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

1.	Subscription

1.1.	On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase such number of Units as is set forth on page 2 of this Agreement at a price of CAD [__] per Unit for the Subscription Amount shown on page 2 of this Agreement, which is tendered herewith (such subscription and agreement to purchase being the “Subscription”), and the Issuer agrees to sell the Units to the Subscriber, effective upon the Issuer’s acceptance of this Agreement.

1.2.	Each Unit will consist of one Share and one Warrant. The Warrants will be transferable. Each Warrant will entitle the holder thereof to purchase one Warrant Share, as presently constituted, for a period of twelve (12) months commencing from the Closing Date at an exercise price of CAD [__] per Warrant Share until the date of expiration of the Warrant. The Units, the Shares, the Warrants and the Warrant Shares are referred to herein as the “ Securities”.

1.3.	The Subscriber acknowledges that the Units have been offered to the Subscriber as part of an offering by the Issuer of additional Units to other subscribers (the “Offering”).

1.4.	All dollar amounts referred to in this Agreement are in lawful money of the United States of America, unless otherwise indicated.

2.	Payment

2.1	The Subscription Amount must accompany this Subscription and will be paid: (a) if the Subscriber is drawing funds from a Canadian bank to pay for this Subscription, by a certified cheque or bank draft drawn on a Canadian chartered bank or by wire transfer to the Issuer pursuant to wiring instructions provided; or (b) if the Subscriber is drawing funds from any source other than a Canadian chartered bank to pay for this Subscription, then only by wire transfer to the Issuer pursuant to wiring instructions provided. If the Issuer’s legal counsel received the Subscription Amount, the Subscriber irrevocably authorizes the Issuer’s Counsel to immediately deliver the Subscription Amount to the Issuer upon receipt of the Subscription Amount from the Subscriber, notwithstanding that such delivery may be made by the Issuer’s Counsel to the Issuer prior to the closing of the Offering (the “Closing”). The Subscriber authorizes the Issuer to treat the Subscription Amount as an interest free loan until the Closing.

2.2	The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents or monies delivered in connection herewith will be held by or on behalf of the Issuer. In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will return the Subscription Amount (without interest thereon and less any wire charges) and any other documents delivered in connection herewith to the Subscriber at the address of the Subscriber as set forth on page 2 of this Agreement, or as otherwise directed by the Subscriber.

3.	Documents Required from Subscriber

3.1	The Subscriber must complete, sign and return to the Issuer the following documents:

(a)	this Agreement;

(b)	if the Subscriber is a resident of Canada and an “Accredited Investor” as defined in National Instrument 45-106 or Securities Act (Ontario) (generally a high net worth or high income investor), you must complete and sign Schedule A – Accredited Investor Certificate and Schedule B - Accredited Investor – Risk Acknowledgement if you are an individual, along with any additional evidence that may be requested by the Issuer to verify the information provided in the Accredited Investor Certificate;

(c)	if the Subscriber is a resident of Canada, not an individual, and is purchasing $150,000 of more Units, please complete and sign Schedule C – Minimum Amount Investment Status Certificate;

(d)	if the Subscriber is a U.S. Purchaser (as defined in Exhibit B), the United States Accredited Investor Questionnaire (the “U.S. Questionnaire” attached as Schedule D, along with any additional evidence that may be requested by the Issuer to verify the information provided in the U.S. Questionnaire;

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(e)	if the Subscriber is not an individual (that is, the Subscriber is a corporation, partnership, trust or other entity) or is a portfolio manager and does not have a current Corporate Placee Registration Form on file with the TSX Venture Exchange (the “Exchange”), the Corporate Placee Registration Form attached as Schedule E, unless the Subscriber has previously submitted this form to the Exchange, there have been no changes to its content, and the Subscriber has checked the box to that effect on page 2 of this Agreement; and

(f)	such other supporting documentation that the Issuer or the Issuer’s Counsel may request to establish the Subscriber’s qualification as a qualified investor, and the Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2	As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.

3.3	The Issuer and the Subscriber acknowledge and agree that the Issuer’s Counsel has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Issuer and the Issuer’s Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer’s Counsel that the Subscriber has sought independent legal advice or waives such advice.

4.	Conditions and Closing

4.1	The Closing Date will occur on such date as may be determined by the Issuer in its sole discretion. The Issuer may, at its discretion, elect to close the Offering in one or more closings.

4.2	The Closing is conditional upon and subject to:

(a)	the Issuer having obtained all necessary approvals and consents, including regulatory approvals for the Offering; and

(b)	the issue and sale of the Units being exempt from the requirement to file a prospectus and a registration statement and the requirement to deliver an offering memorandum under applicable securities legislation relating to the sale of the Units, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum.

4.3	The Subscriber acknowledges that the certificates representing the Shares and the Warrants will be available for delivery within five (5) business days of the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.

5.	Acknowledgements and Agreements of the Subscriber

5.1	The Subscriber acknowledges and agrees that:

(a)	except as provided in this Agreement, none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6.2), except in accordance with the provisions of Regulation S under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)	except as provided in this Agreement, the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other applicable securities laws;

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(c)	the Issuer will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with all applicable laws;

(d)	the decision to execute this Agreement and to acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with any Canadian provincial securities commissions on SEDAR and the United States Securities and Exchange Commission (the “SEC”) (collectively, the “Public Record”);

(e)	the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;

(f)	there are risks associated with the purchase of the Securities, as more fully described in the Issuer’s periodic disclosure forming part of the Public Record;

(g)	the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(h)	a portion of this Offering may be sold pursuant to an agreement between the Issuer and one or more agents registered in accordance with applicable securities laws, in which case the Issuer will pay a fee and/or compensation securities on terms as set out in such agreement;

(i)	finder’s fees or broker’s commissions may be payable by the Issuer to finders who introduce subscribers to the Issuer;

(j)	the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);

(k)	all of the information which the Subscriber has provided to the Issuer is correct and complete and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;

(l)	the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaires, as applicable;

(m)	there are restrictions on the Subscriber’s ability to resell any of the Securities and any resale of the Securities by the Subscriber will be subject to resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee and it is the sole responsibility of the Subscriber to find out what those restrictions are and to comply with such restrictions before selling any of the Securities;

(n)	the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii) applicable resale restrictions;

(o)	there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber’s acquisition or disposition of the Securities;

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(p)	the Subscriber consents to the placement of a legend or legends on any certificate or other document evidencing any of the Securities setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, with such legend(s) to be substantially as follows:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [four months and one day from the Closing Date.]

and, if applicable:

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [four months and one day from the Closing Date.];

and:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE WESTERN MAGNESIUM CORP. (THE “ISSUER”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

(q)	the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under provincial securities laws and other applicable securities laws, and, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws (including the various provincial securities acts), including statutory rights of rescission or damages, will not be available to the Subscriber;

(r)	no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(s)	there is no government or other insurance covering any of the Securities; and

(t)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.

6.	Representations and Warranties of the Subscriber

6.1	The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a)	unless the Subscriber has completed Exhibit B, the Subscriber is not a U.S. Person (as defined in Section 6.2);

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(b)	the Subscriber is resident in the jurisdiction set out on page 2 of this Agreement;

(c)	if the Subscriber is resident outside of Canada:

(i)	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Units,

(ii)	the Subscriber is purchasing the Units pursuant to exemptions from prospectus or equivalent requirements under applicable laws of the International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Units under applicable securities laws of the International Jurisdiction without the need to rely on any exemptions,

(iii)	the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Securities,

(iv)	the purchase of the Units by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase, in the International Jurisdiction, or
B.	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and

(v)	the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and

(iv)	above to the satisfaction of the Issuer, acting reasonably;

(d)	the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(e)	the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(g)	the Subscriber has received and carefully read this Agreement;

(h)	the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire Subscription Amount;

(i)	the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber’s decision to invest in the Securities and the Issuer;

(j)	the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(k)	the Subscriber has a pre-existing, substantive relationship with the Issuer (or a person acting on its behalf) that is sufficient to enable the Issuer (or a person acting on its behalf) to be aware of the Subscriber’s financial circumstances or sophistication. This substantive relationship with the Issuer (or a person acting on its behalf) through which the Subscriber is subscribing the Units predates the contact between the Issuer (or a person acting on its behalf) and the Subscriber regarding an investment in the Units;

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(l)	the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(m)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities, or

(iii)	as to the future price or value of any of the Securities.

6.2	In this Agreement, the term “U.S. Person” will have the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

7.	Representations and Warranties will be Relied Upon by the Issuer

7.1	The Subscriber acknowledges and agrees that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Issuer and the Issuer’s Counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable laws, or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Securities under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificates representing the Shares and the Warrants, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.	Acknowledgement and Waiver

8.1	The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of the Public Record. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

9.	Legending and Registration of Subject Securities

9.1	The Subscriber hereby acknowledges that a legend may be placed on the certificates representing the Shares and Warrants to the effect that the securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

9.2	The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

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10.	Collection of Personal Information

10.1	The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering. The Subscriber acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or securities regulatory authorities, (b) the Issuer’s registrar and transfer agent, (c) tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and for the purposes described in Exhibit D to this Agreement, and to the retention of such personal information for as long as permitted or required by applicable laws or business practice. Notwithstanding that the Subscriber may be purchasing the Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing. By completing this Agreement, the Subscriber authorizes the indirect collection of the information described in this Section 11.1 by all applicable regulators and consents to the disclosure of such information to the public through (i) the filing of a report of trade with all applicable regulators and (ii) the filing of this Agreement on SEDAR.

Furthermore, the Subscriber is hereby notified that:

(a)	the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including any Canadian provincial securities commissions, the United States Securities and Exchange Commission and/or any state securities commissions (collectively, the “Commissions”), certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of securities of the Issuer owned by the Subscriber, the number of Units purchased by the Subscriber, the total Subscription Amount paid for the Units, the prospectus exemption relied on by the Issuer and the date of distribution of the Units;

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws;

(c)	such information is being collected for the purposes of the administration and enforcement of applicable securities laws; and

(d)	the Subscriber may contact the public official in the local jurisdiction with respect to questions about the indirect collection of such information at the following address and telephone number:

Attention: FOIP Coordinator	Attention: FOI Inquiries	Attention: Inquiries Officer
Alberta Securities Commission	British Columbia Securities Commission	Ontario Securities Commission
Suite 600	P.O. Box 10142, Pacific Centre	20 Queen Street West, 22nd Floor
250 - 5th Street SW	701 West Georgia Street	Toronto, ON M5H 3S8
Calgary, AB T2P 0R4	Vancouver, BC V7Y 1L2	Telephone: 416-593-8314
Telephone: 403-297-6454	Telephone: 604-899-6854

11.	Costs

11.1	The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units will be borne by the Subscriber.

12.	Governing Law

12.1	This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

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13.	Survival

13.1	This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Issuer and the Subscriber, notwithstanding the completion of the purchase of the Units by the Subscriber.

14.	Assignment

14.1	This Agreement is not transferable or assignable.

15.	Severability

15.1	The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

16.	Entire Agreement

16.1	Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

17.	Notices

17.1	All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy. Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

18.	Beneficial Subscribers

18.1	Whether or not explicitly stated in this Agreement, any acknowledgement, representation, warranty, covenant or agreement made by the Subscriber in this Agreement, including the exhibits hereto or any other documents delivered by the Subscriber to the Issuer in connection herewith, will be treated as if made by the Disclosed Principal, if any.

19.	Execution of Subscription Agreement

19.1	The Issuer and the Issuer’s Counsel will be entitled to rely on delivery by email or other means of electronic communication capable of producing a printed copy of an executed copy of this Agreement, and acceptance by the Issuer of such email or other form of electronic copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. If less than a complete copy of this Agreement is delivered to the Issuer or the Issuer’s Counsel prior to or at the Closing, the Issuer and the Issuer’s Counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered prior to or at the Closing (without any alterations to such page).

20.	Counterparts and Electronic Means

20.1	This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will constitute an original, and all of which together will constitute one instrument. Delivery of an executed copy of this Agreement by email transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Closing Date.

21.	Exhibits

21.1	The exhibits attached hereto form part of this Agreement.

22.	Indemnity

The Subscriber will indemnify and hold harmless the Issuer and the Issuer’s Counsel, where applicable, the Issuer’s directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaires, as applicable, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect, or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection

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